Exhibit 99.2

Supplemental Financial Data First Quarter 2017

Disclaimer This presentation contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Sutherland Asset Management Corporation (the "Company") can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Core Earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to Appendix A for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of March 31, 2017, unless otherwise noted. 1

First Quarter 2017 Highlights ► Net income of $9.6 million(1), or $0.29 per common share ► Core earnings of $10.9 million(1), or $0.33 per common share ► Declared dividend of $0.37 per share for the first quarter ► Net book value of $16.73 per common share at March 31, 2017 ► Originations(5) for the quarter: ► $148.4 million in SBC loans ► $28.5 million in SBA loans ► $461.0 million in Residential mortgage loans ► Completed the issuance of $75.0 million 7.5% Senior Secured Notes in February 2017 ► On April 25, 2017, the Company and GMFS entered into a definitive agreement to settle all claims with a counterparty relating to asserted claims against GMFS; the financial impact is reflected on the 3/31/17 Balance Sheet and the settlement did not result in a charge to the Company’s earnings or otherwise adversely impact its results of operations Returns 1Q 2017 Return on Equity(2) 6.9% Core Return on Equity(3) 7.9% Dividend Yield(4) 10.2% Inclusive of non-controlling interest Return on Equity is a annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period Core Return on Equity is an annualized percentage equal to core earnings over the average monthly total stockholders’ equity for the period. Refer to slide 19 for a reconciliation of GAAP Net Income to Core Earnings Dividend yield for the period based on 3/31/2017 share price of $14.45 Represents fully committed amounts 2

GAAP ROE(2) CORE ROE LEVERED YIELD(1) EQUITY ALLOCATION 1Q2017 1Q2017 4Q2016 4Q2016 BUSINESS LINE Acquisitions 14.2% 20.8% SBC Conventional Originations 10.5% 49.2% SBA Originations, Acquisitions & Servicing 24.4% 18.6% Residential Mortgage Banking(3) 15.3% 11.4% Cash and other non-earnings assets, net Realized & unrealized gains, net Corporate debt financing Operating income and expenses, net Investment advisory fees Provision for income taxes Non-recurring expenses, net Return on Equity before bargain purchase gain Bargain purchase gain Return on Equity amortization of deferred financing costs on an annualized basis (3) ROE based on net income of the Residential Mortgage Banking business line divided by the business line’s equity. (1) Levered yields for the quarter ended 3/31/2017 include interest income, accretion of discount, MSR creation, and servicing income net of interest expense and3 (2) Based on GAAP Net Income 14.7% (1.3%) 5.3% (0.6%) (8.3%) (1.4%) (0.5%) --7.9% --7.9% 15.5% (2.5%) 7.2% --(8.1%) (1.5%) (2.2%) --8.4% --8.4% 19.3% (3.2%) 6.6% --(8.1%) (1.5%) (1.2%) (3.8%) 8.1% 11.5% 19.6% 14.4% (1.3%) 4.7% (0.6%) (8.3%) (1.4%) (0.4%) (0.2%) 6.9% --6.9% RETURN ON EQUITY – FIRST QUARTER 2017

► At this stage of the credit cycle, ample inventory of opportunistic performing SBC loans ► Acquired $11.0 million of loans ► Acquisition pipeline of $128 million SBC loans(2) GROSS LEVERED YIELD PORTFOLIO METRICS 25.0% 22.2% 20.0% 15.7% 15.6% 14.2% 15.0% 10.0% 5.0% 0.0% Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 (2) As of May 1, 2017 (1) $ in thousands4 17.0% Number of loans 885 Unpaid principal balance(1) $466,587 Carrying value(1) $408,343 Weighted average LTV 55% Weighted average interest rate 6.0% Weighted average maturity 120 months Weighted average UPB $527,217 Percentage of loans fixed/floating 46% / 54% Percentage of loans perf./non-perf. 94% / 6% ACQUIRED PORTFOLIO

SBC Conventional Originations ► Originations of $148.4 million(1), 45% of which are floating rate ► Post-election rise in 10-year Treasury yields likely to benefit SBC conventional originations ► Extended $250 million repo facility for an additional year through February 2018 ► Origination pipeline of $192.3 million(2) Number of loans 297 Unpaid principal balance(3) $784,803 Carrying value(3) $800,966 Weighted average LTV 62% Weighted average interest rate 6.1% Weighted average maturity 62 months Weighted average UPB $2,642,435 Percentage of loans fixed/floating 73% / 27% Percentage of loans perf./non-perf. 100% / 0% Portfolio Metrics Gross Levered Yield 5 Represents fully committed amounts As of May 4, 2017 $ in thousands 15.0% 11.6% 13.0% 12.5% 10.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17

SBA Originations, Acquisitions & Servicing Number of loans 2,398 Unpaid principal balance(1) $588,289 Carrying value(1) $520,665 Weighted average LTV 80% Weighted average interest rate 5.4% Weighted average maturity 168 months Weighted average UPB $245,325 Percentage of loans fixed/floating 1% / 99% Percentage of loans perf./non-perf. 96% / 4% Gross Levered Yield Portfolio Metrics ► $10.6 million of SBA secondary market loans sales with an average sale premium of 10.9% ► Originated $28.5 million(1), up 108% quarter on quarter ► Origination pipeline in excess of $80 million(2) 6 Represents fully committed amounts $ in thousands As of May 2, 2017 31.2% 29.1% 28.6% 28.4% 24.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17

Residential Mortgage Banking Unpaid principal balance $461.0 million % of Originations Purchased 74.4% % of Originations Refinanced 25.6% Unpaid principal balance $481.7 million % of UPB- Fannie/ Freddie securitizations 62.0% % of UPB- Ginnie Mae securitizations 25.5% % of UPB – Other investors 12.5 % MSR Servicing Portfolio (UPB in $billions)(3) Portfolio Metrics – Q1 2017 ► Operates through our wholly-owned subsidiary, GMFS, LLC, which was acquired from ZAIS Financial in fourth quarter 2016 ► GMFS originates residential mortgage loans eligible to be purchased, guaranteed or insured by Fannie Mae, Freddie Mac, FHA, USDA and VA through retail, correspondent and broker channels ► MSR portfolio of approximately $5.8 billion in UPB with fair market value of $64.6 million ► Originations of $461.0 million(1) ► Loan sales of $481.7 million ► Origination pipeline of $248.7 million in commitments to originate residential agency loans(2) 7 Originations Sales Represents fully committed amounts As of March 31, 2017 Historical information relating to the GMFS servicing portfolio that existed prior to the merger with ZAIS Financial on October 31, 2016 has been included for comparative purposes. $4.4 $4.8 $5.1 $5.5 $5.8 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17

Quarterly Investment Allocation Acquisitions(1) Originations(1) SBC Freddie MAC Transitional SBA Residential Total Gross investments(2) $11,310 $27,499 $69,666 $45,376 $25,896 $460,996 $629,433 Number of loans 8 14 36 6 30 2,296 2,382 Average balance(3) $1,352 $2,592 $1,935 $9,745 $1,172 $199 $261 Gross Yield(4) 6.7% 6.0% 4.2% 6.9% 6.4% 4.1% 4.6% Weighted average duration(3) 25 months 76 months 149 months 32 months 227 months 341 months 274 months FX / ARM 100% / 0% 74% / 26% 72% / 28% 23% / 77% 0% / 100% 100% / 0% 83% / 17% Avg. Advance Rate(5) 68% 64% 100% 62% 40% 97% 72% Debt Cost(6) Libor + 318 Libor + 250 Libor + 175 Libor + 272 Libor + 350 Libor + 225 Libor + 251 $ in thousands Represents actual disbursements during the quarter. Based on fully funded loan amount Gross yield equals contractual interest rates and accretion of discount based on Sutherland’s estimates of loan performance where applicable Weighted average advance rate of all assets of this loan type currently financed on the Company’s facilities Weighted average debt cost of all assets of this loan type currently financed on the Company’s facilities 8

Net Interest Margin(1) Contribution by SBC Operating Segment 9 Net interest margin is based on interest income, which reflects contractual interest rates and accretion of discount net of interest expense, which reflects contractual interest rates and deferred financing amortization 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Acquired Originated SBA

SBC Portfolio Composition as of March 31, 2017 Collateral Diversification(1) SBA Segment Details(1) 10 As a percent of carrying value Multi - Family 22% Retail 20% Office 17% SBA 12% Industrial 9% Mixed Use 7% Lodging/ Residential 7% Other 6% Acquired 33% Conventional SBC 63% Transitional 4% R ETAIL S EGMENT D ETAILS (1) A VG . C ARRYING VALUE $1.3 M Day Care 12% Dentists 9% Hotels 9% Restaurants 6% Veterinarian 6% Physicians 5% Grocery 3% Auto 3% Other 47%

SBC Portfolio Composition as of March 31, 2017 Lien position(1) Loan Size(1) 11 As a percent of carrying value First Mortgage 96% Sub. Mortgage 3.5% Other 0.5% Top 10 Loans 7% Remaining 93% CA 17% TX 12% FL 10% NY 9% GA 6% AZ 4% NC 3% PA 3% IL 3% Other 33% G EOGRAPHIC D IVERSIFICATION (1)

Financing and Leverage Deutsche Bank L + 250 - 325 1 – Year $275 $185 Master repurchase agreement used to finance newly originated SBC loans Citibank L + 300 1 – Year $200 $98 Master repurchase agreement used to finance legacy SBC loans J.P. Morgan L + 250 – 450 2 – Year $100 $30 Master repurchase agreement used to finance newly originated SBC loans, CRE bridge loans and acquired CRE J.P. Morgan L + 325 – 350 1 – Year $250 $114 Credit facility to fund CIT loan acquisition, legacy SBA 504 and 7(a) loans and newly originated SBA loans KeyBank L + 175 1 – Year $50 $17 Credit facility to fund Freddie Mac Small Balance originations GMFS Credit Facilities L + 225 – 230 1 – Year $205 $108 Credit facilities used to finance GMFS loans Total short-term financing $1,080 $551 Senior Secured Note 7.5% 5 Years $75 N/A Senior secured note used primarily to finance newly originated SBC and SBA loans Total short and long-term financing $1,155 $551 Bank Rate Term Facility Size(1) Available Capacity(1) Description Historical Leverage(2) 12 $ in millions Excludes reverse repurchase agreement secured by U.S. Treasuries and guaranteed loan financings 1.1x 1.1x 1.2x 1.1x 1.1x 2.0x 1.9x 1.9 x 2.0x 2.0x 0 0.5 1 1.5 2 2.5 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Recourse Total

• Completed $75 million, 7.5%, due 2022 • Fund new originations or acquisitions of up to approximately $300 million Secured Note Offering • 5-10 additional loan officers hired in 2017 • Accelerated loan screening process • Enhance and expand affinity relationships Increase Origination Volumes Planned Securitizations -Transitional Loan CLO -Acquired SBC Owner Occupied -Originated Freddie Mac • Ability to optimize leverage on the transitional loan portfolio • Expected decrease in cost of capital • Conversion of loan portfolio into liquid securities • Reduction in Taxable REIT Subsidiary tax drag (effects included in 1Q2017 earnings) • Transfer of taxable income to tax efficient entities Tax Efficient Structure 13 2017 STRATEGIC INITIATIVES

Sutherland Snapshot ($ amounts in thousands, except per share data)

Investment Type	Avg. Carrying Value	Gross Yield[1]	Avg. Debt Balance	Debt Cost[2]	Levered Yield[3]
Acquired portfolio	$413,593	7.6%	$309,113	5.4%	14.2%
SBC conventional origination portfolio	$809,535	6.3%	$561,952	4.4%	10.5%
SBA Originations, Acquisitions & Servicing	$551,563	7.0%	$457,880	3.5%	24.4%
Total	$1,774,691	6.8%	$1,328,945	4.3%	14.3%

Book Equity Value per Common Share

Common Stockholders' equity	$511,013
Total Common Shares outstanding	30,549,084
Book value per Common Share	$16.73

First Quarter 2017 Earnings Data per Common Share

Net income attributable to Sutherland Asset Management Corporation	$8,856
Earnings per share – Basic and diluted	$0.29
Core Earnings per share	$0.33
Return on Equity per Common Share	6.9%
Core Return on Equity per Common Share	7.9%
Dividend yield (based on share price as of 3/31/2017)	10.2%

SUTHERLAND Asset Management

(1) Gross yields are based on interest income, MSR creation, and net servicing income for the quarter ended 3/31/2017 on an annualized basis, which reflects contractual interest rates and accretion
(2) Sutherland finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 3/31/2017 on an annualized basis.
(3) Levered yields for the quarter ended 3/31/2017 include interest income, accretion of discount, MSR creation, and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis

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Investment Highlights Only nationwide specialty finance company focused on SBC market and structured as a tax-efficient REIT Compelling risk-adjusted returns due to competitive dynamics and fragmentation in the SBC market Dual strategy of acquisitions and originations with extensive track record Embedded origination and servicing platforms drive future growth with benefit to shareholders Demonstrated access to cost-effective financing through securitization and bank markets Attractive business model with $550 million of Total Stockholders’ Equity and $2.5 billion of Total Assets 15

Appendix

Historical Financial Performance(1) 16 Retroactively adjusted for the equivalent number of shares after reverse acquisition using an exchange rate of 0.8356 Refer to slide 19 for a reconciliation of GAAP earnings to Core earnings $0.33 $0.31 $0.34 $0.83 $0.29 $0.37 $0.32 $0.36 $0.35 $0.33 $0.45 $0.45 $0.36 $0.35 $0.37 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 $ Per share Earnings Adjusted core earnings (2) Dividend declared Bargain purchase gain $0.48

Balance Sheet by Quarter

(In millions, except per share values)	3/31/2016	6/30/2016	9/30/2016	12/31/2016	3/31/2017
Assets					
Cash and cash equivalents	$ 59.9	$ 55.0	$ 38.5	$ 59.6	$ 40.0
Restricted cash	16.7	14.7	15.9	20.2	19.8
Short term investments	250.0	250.0	250.0	320.0	239.9
Loans, held at fair value	174.3	212.9	233.6	81.6	107.7
Loans held for sale, at fair value	-	-	23.3	181.8	152.2
Loans, held-for-investment	899.5	939.0	923.5	929.5	926.1
Loans eligible for repurchase from Ginnie Mae	-	-	-	138.0	117.2
Mortgage backed securities, at fair value	117.1	27.0	34.8	32.4	31.4
Servicing rights	26.0	24.4	23.4	83.8	85.0
Assets of consolidated VIEs	622.7	577.5	554.3	691.1	631.8
Other assets	51.1	46.8	51.4	67.3	176.4
Total Assets	$ 2,217.3	$ 2,147.3	$ 2,148.7	$ 2,605.3	$ 2,527.5
Liabilities					
Borrowings under credit facilities	161.4	191.0	228.0	326.6	266.3
Promissory note payable	-	9.2	9.0	7.4	7.0
Securitized debt obligations of consolidated VIEs	435.0	401.8	374.8	492.9	434.1
Borrowings under repurchase agreements	614.6	568.8	581.8	600.9	633.0
Senior secured note	-	-	-	-	73.4
Guaranteed loan financing	470.6	439.5	415.4	390.6	361.9
Contingent consideration	-	-	-	14.5	8.8
Liabilities for loans eligible for repurchase from Ginnie Mae	-	-	-	138.0	117.2
Accounts payable and other accrued liabilities	46.4	49.1	55.1	82.3	76.0
Total Liabilities	$ 1,728.0	$ 1,659.4	$ 1,664.1	$ 2,053.2	$ 1,977.7
Stockholders' Equity					
Additional paid-in capital	447.2	449.5	449.5	513.3	513.7
Retained earnings (deficit)	2.5	(1.3)	(4.3)	(0.2)	(2.6)
Sutherland Asset Management Corporation Equity	449.7	448.2	445.2	513.1	511.0
Non-controlling interests	39.6	39.7	39.4	39.0	38.8
Total Stockholders' Equity	489.3	487.9	484.6	552.1	549.8
Total Liabilities and Stockholders' Equity	$ 2,217.3	$ 2,147.3	$ 2,148.7	$ 2,605.3	$ 2,527.5
Book Value per Share[1]	$ 17.46	$ 17.32	$ 17.21	$ 16.80	$ 16.73

(1) Retroactively adjusted for the equivalent number of shares after reverse acquisition using an exchange rate of 0.8356

Sutherland Asset Management
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Statement of Income by Quarter

(In millions, except per share values)	Q1 2016[1]	Q2 2016[1]	Q3 2016[1]	Q4 2016	Q1 2017
Interest income					
Loans, held-for-investment	$ 32.3	$ 30.8	$ 27.0	$ 26.9	$ 30.1
Loans, held at fair value	3.4	2.8	4.0	3.3	1.6
Loans, held for sale, at fair value	-	-	-	1.6	1.4
Mortgage backed securities, at fair value	2.2	1.0	0.8	0.9	0.7
Total interest income	37.9	34.6	31.8	32.7	33.8
Interest expense					
Credit facilities and promissory note	(2.0)	(2.1)	(2.4)	(3.3)	(3.0)
Securitized debt obligations	(4.5)	(4.5)	(4.2)	(4.4)	(5.1)
Borrowings under repurchase agreements	(3.9)	(3.6)	(4.1)	(4.7)	(4.2)
Guaranteed loan financing	(3.9)	(3.5)	(3.3)	(3.3)	(3.3)
Senior secured note	-	-	-	-	(0.8)
Total interest expense	(14.3)	(13.7)	(14.0)	(15.7)	(16.4)
Net interest income before provision for loan losses	23.6	20.9	17.8	17.0	17.4
Provision for loan losses	(2.2)	(2.0)	(0.5)	(3.1)	(1.2)
Net interest income after provision for loan losses	21.4	18.9	17.3	13.9	16.2
Other income (expense)					
Other income	2.4	1.3	1.7	5.2	2.7
Servicing income, net of amortization and impairment	1.4	1.4	1.7	4.2	4.4
Gain on bargain purchase	-	-	-	15.2	-
Employee compensation and benefits	(6.0)	(5.0)	(5.7)	(11.6)	(14.5)
Professional fees	(1.8)	(3.7)	(3.1)	(4.8)	(2.2)
Management and incentive fees	(1.8)	(1.8)	(1.8)	(2.0)	(2.0)
Loan servicing expense	(0.9)	(1.2)	(1.8)	(0.7)	(1.5)
Other operating expenses	(4.0)	(3.8)	(3.4)	(6.8)	(12.4)
Total other income (expense)	(10.7)	(12.8)	(12.4)	(1.3)	(25.5)
Realized gain	0.1	1.1	2.5	12.3	20.3
Unrealized gain (loss)	(0.3)	2.6	3.5	9.3	(0.4)
Net income before income tax expense and discontinued operations	10.5	9.8	10.9	34.2	10.6
Loss from discontinued operations, net of tax	(0.4)	-	-	(1.8)	-
Income tax expense	(1.0)	(1.2)	(1.3)	(6.3)	(1.0)
Net income after tax expenseand discontinued operations	9.1	8.6	9.6	26.1	9.6
Less: Net income attributable to non-controlling interests	0.7	0.7	0.8	2.0	0.7
Net income attributable to Common Shareholders	$ 8.4	$ 7.9	$ 8.8	$ 24.1	$ 8.9
Earnings per share[1]	$ 0.33	$ 0.31	$ 0.34	$ 0.83	$ 0.29
Weighted average common shares outstanding[2]	25,764,953	25,739,847	25,870,485	28,963,695	30,549,806

(1) Certain balances have been reclassified to match current period presentation
(2) Retroactively adjusted for the equivalent number of shares after reverse acquisition using an exchange rate of 0.8356

SUTHERLAND Asset Management

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Core Earnings Reconciliation

(In millions, except per share values)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017
Net income	$ 9.1	$ 8.6	$ 9.6	$ 26.1	$ 9.6
Reconciling items:					
Unrealized (gain) loss on mortgage-backed securities	(2.0)	(1.6)	(0.7)	0.6	-
Realized loss on mortgage-backed securities	3.1	0.5	-	0.1	-
Unrealized (gain) loss on mortgage servicing rights	-	-	-	(6.9)	1.1
Bargain purchase gain	-	-	-	(15.2)	-
Merger transaction costs	-	1.7	0.9	2.0	0.1
Employee severance, net of tax	-	-	0.3	0.1	-
Restricted Stock Unit grant to Independent Directors[1]	-	-	-	-	0.3
Loss on discontinued operations	0.6	-	-	3.0	-
Total reconciling items	$ 1.7	$ 0.6	$ 0.5	$ (16.3)	$ 1.5
Core earnings before income taxes	$ 10.8	$ 9.2	$ 10.1	$ 9.8	$ 11.1
Income tax adjustments	(0.3)	-	-	1.3	(0.2)
Core earnings	$ 10.5	$ 9.2	$ 10.1	$ 11.1	$ 10.9
Less: Core earnings attributable to non-controlling interests	0.9	1.0	0.8	0.9	0.8
Core earnings attributable to Common Shareholders	$ 9.6	$ 8.2	$ 9.3	$ 10.2	$ 10.1
Core earnings per share [2]	$ 0.37	$ 0.32	$ 0.36	$ 0.35	$ 0.33
Weighted average common shares outstanding [3]	25,764,953	25,739,847	25,870,485	28,963,695	30,549,806

Sutherland Asset Management

(1) Represents RSU grant for services rendered to date
(2) Certain balances have been reclassified to match current period presentation
(3) Retroactively adjusted for the equivalent number of shares after reverse acquisition using an exchange rate of 0.8356

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